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                            WFASC MORTGAGE LOAN POOL
                       10-YEAR THROUGH 20-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFASC SERIES 2000-03
                            POOL PROFILE (6/15/2000)

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                                         -----------------     -----------------
                                                Bid                Tolerance
                                         -----------------     -----------------
AGGREGATE PRINCIPAL BALANCE                  $180,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Jun-00
INTEREST RATE RANGE                       6.250% - 9.000%
GROSS WAC                                           7.90%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       175          (+/- 2 month)

WALTV                                                 68%          (maximum 75%)

CALIFORNIA %                                          26%          (maximum 30%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  2%          (maximum  5%)

AVERAGE LOAN BALANCE                             $372,000     (maximum $370,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,200,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                                  12%         (maximum  15%)

PRIMARY RESIDENCE %                                   89%          (minimum 85%)

SINGLE-FAMILY DETACHED %                              82%          (minimum 78%)

FULL DOCUMENTATION %                                  87%          (minimum 83%)

PREPAYMENT PENALTY %                                   0%           (maximum 3%)

UNINSURED (greater than) 80% LTV %                     1%           (maximum 3%)

TEMPORARY BUYDOWNS                                     0%          (maximum  3%)




 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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                       10-YEAR THROUGH 20-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFASC SERIES 2000-03
                               PRICING INFORMATION

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RATING AGENCIES                            TBD by Wells Fargo

PASS THRU RATE                                7.25% or 7.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS          0.90% or 1.65%

PRICING DATE                                       16-Jun-00

FINAL STRUCTURE DUE DATE                           10-Jul-00          9:00 AM

SETTLEMENT DATE                                    28-Jul-00

ASSUMED SUB LEVELS                                       AAA           2.500%
                                                          AA           1.150%
                                                           A           0.800%
                                                         BBB           0.450%
                                                          BB           0.250%
                                                           B           0.150%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*    THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFASC may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-04. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFASC CONTACTS                             Brad Davis (301) 846-8009
                                           Lori Maller (301) 846-8185


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